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                                                                 EXHIBIT 10.13.4

                                   AMENDMENT 3
                                       TO

                                  OEM AGREEMENT
                                (Cisco as Seller)

     This Amendment 3 to OEM Agreement (the "Agreement") is made as of the ____ of March, 2001 (the "Effective Date") by and between Cisco Systems, Inc., a California corporation, having principal offices at 170 West Tasman Drive, San Jose, California 95134-1706 ("Cisco") and Netro Corporation, a California corporation having its principal place of business at 3860 North First Street, San Jose, California 95134 ("Netro").

                                    RECITALS

     A. Netro has been purchasing from Cisco the Cisco MGX 8220 shelves and associated products, software and firmware pursuant to the OEM Agreement, dated December 7, 1998, between Cisco and Netro (the "OEM Agreement"). The OEM Agreement originally provided that Netro could purchase from Cisco the MGX 8220 shelves for a fifteen (15) month period or until Netro had purchased [***] units of the MGX 8220 shelves.

     B. The parties entered into Amendment One to the OEM Agreement in order to extend the time period during which Netro could purchase the MGX 8220 shelves and to increase the number of shelves that Netro could purchase

     C. The parties entered into Amendment Two to the OEM Agreement in order to extend the time period during which Netro could purchase the MGX 8220 shelves and to increase the number of shelves that Netro could purchase

     D. The parties now desire to enter into this Amendment in order to extend further the time period during which Netro may purchase the MGX 8220 shelves..

     NOW, therefore, in consideration of the terms and conditions of this Agreement, the parties agree as follows:

1.   DEFINITIONS

     1.1 Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed to them in the OEM Agreement.

2.   AMENDMENT TO PURCHASE AND SALE TERMS AND CONDITIONS

     2.1 Section 1.4 of the OEM Agreement is hereby amended by replacing the words "fifteen months thereafter" with "June 30, 2002." The parties acknowledge and agree that the intent of this replacement is to permit Netro to purchase Products until June 30, 2002 instead of the fifteen (15) month period originally set forth in the OEM Agreement or the extended period as set forth in Amendment One to the OEM Agreement.


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3.   TERM

          TERM. This Amendment shall commence as of the Effective Date and shall remain in effect so long as the OEM Agreement is in effect. This Amendment shall terminate or expire upon termination or expiration of the OEM Agreement.

4.   NETRO'S SOFTWARE LICENSE OBLIGATIONS

     4.1 SOFTWARE LICENCE - THIRD PARTY LICENSES. Netro will continue to be solely responsible for obtaining any third party licenses required to develop, distribute and sell Netro's Board Products and Netro's Integrated Product, including, without limitation, Wind River VxWorks Software. In the event that Netro does not fulfill the foregoing obligation, Netro will indemnify, defend and hold Cisco harmless, at Netro's expense, from any action brought against Cisco to the extent it is based on a claim arising from the use or distribution of Wind River VX Works Software.

5.   MISCELLANEOUS

     5.1 The terms and conditions of the OEM Agreement, including without limitation miscellaneous terms and conditions set forth in Section 17, shall apply to this Amendment. Except as expressly amended by this Amendment, all terms and conditions of the OEM Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

CISCO SYSTEMS, INC.                          NETRO CORPORATION



By: /s/ DONALD R. PROCTOR                    By: /s/ MATTHEW POWELL
    -------------------------------              -------------------------------
Name:  Donald R. Proctor                     Name:  Matthew Powell
      -----------------------------                -----------------------------
Title: VP/GM, MSSBU                          Title: Exec. V.P.
       ----------------------------                 ----------------------------

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